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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 10, 2000



                            MOHAWK INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)


      Delaware                     01-19826                   52-1604305
      --------                     --------                   ----------
   (State or other              (Commission File             (IRS Employer
   Jurisdiction of                  Number)               Identification No.)
    Incorporation)




              160 South Industrial Blvd., Calhoun, Georgia 30701
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         (Address, including zip code, of principal executive offices)



                                (706) 629-7721
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             (Registrant's telephone number, including area code)
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Item 5.   Other Events
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          On February 10, 2000, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing fourth quarter earnings for 1999. A copy of such press release is included as an exhibit to this report and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

     C.   Exhibits

          99.1 Press Release dated February 10, 2000
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Mohawk Industries, Inc.



Date: February 10, 2000                      By: /s/ Frank H. Boykin
                                                 -------------------
                                                     Frank H. Boykin
                                                     Corporate Controller
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
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99.1      Press Release dated February 10, 2000